EXHIBIT 99.2


                             CHARMING SHOPPES, INC.
                       2004 STOCK AWARD AND INCENTIVE PLAN
                RESTRICTED STOCK AGREEMENT - SECTION 16 OFFICERS


     Agreement dated as of ________, 200__, between CHARMING SHOPPES, INC. (the "Company") and __________________ (the "Employee").

     It is agreed as follows:

1. Grant of Restricted Stock; Consideration; Employee Acknowledgments.

     The Company hereby confirms the grant, under the Company's 2004 Stock Award and Incentive Plan (the "Plan"), to Employee on the date of this Restricted Stock Agreement (the "Date of Grant") of ______ shares of the Company's common stock, par value $0.10 per share ("Shares"), pursuant to Section 6(d) of the Plan, and subject to restrictions as set forth herein and in the Plan ("Restricted Stock"). Employee shall be required to pay no cash consideration for the grant of the Restricted Stock, but Employee's prior services to the Company, performance of services to the Company from the date of grant to the date of issuance of the Shares and performance of further services prior to the expiration of applicable restrictions relating to the Restricted Stock and otherwise during the term of his or her employment, and his or her agreement to abide by the terms set forth in the Plan, this Restricted Stock Agreement (the "Agreement"), and any Rules and Regulations under the Plan, shall be deemed to be consideration for this grant of Restricted Stock. Employee acknowledges and agrees that (i) the Restricted Stock is nontransferable as provided in Section 3(a) hereof and Sections 6(d) and 10(b) of the Plan, (ii) the Restricted Stock is subject to forfeiture in the event of Employee's termination of employment in certain circumstances, as specified in Section 3(b) hereof, and (iii) sales of Shares following the lapse of restrictions will be subject to the Company's policies regulating trading by employees, including any applicable "blackout" or other designated periods in which sales of Shares are not permitted.

2. Incorporation of Plan by Reference.

     The Restricted Stock has been granted to Employee under the Plan, a copy of which is attached hereto. All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. Employee hereby accepts the grant of Restricted Stock, acknowledges receipt of the attached copy of the Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Board or Committee under the Plan.










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          THE DATE OF GRANT OF THIS RESTRICTED STOCK IS: _____________
                            GRANT NUMBER: __________


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3. Restrictions on Restricted Stock.

     (a) Restrictions Generally. Until they lapse in accordance with Section 3(b), 3(c), or 5(a), the following restrictions (the "Restrictions") shall apply to the Restricted Stock: (1) Employee shall have no right to sell, transfer, assign, pledge, or otherwise encumber or dispose of the Restricted Stock (except for transfers and forfeitures to the Company); and (2) the Restricted Stock shall be subject to the risk of forfeiture as set forth in Section 3(b). Employee shall be entitled to receive dividends and distributions on the Restricted Stock in accordance with Section 4. Employee shall be entitled to vote Restricted Stock on any matter submitted to a vote of holders of Common Stock, to the extent permitted by law; and Employee shall have all other rights of a shareholder of the Company except as otherwise expressly limited or provided under this Agreement.

     (b) Forfeiture. Unless otherwise determined by the Committee, if Employee's employment terminates and he or she thereafter is not an employee of the Company or any of its subsidiaries (a "Termination"), and such Termination is for any reason other than due to death, permanent disability, Retirement or involuntary termination by the Company for reasons other than "Cause," the Restricted Stock as to which Restrictions have not lapsed at or before such Termination shall be forfeited at the time of such Termination. Accordingly, unless otherwise determined by the Committee, Employee's voluntary Termination (other than due to Retirement) or Termination by the Company for Cause will result in all shares of Restricted Stock which remain subject to Restrictions being immediately forfeited. Vesting and forfeiture terms applicable to other terminations are as follows:

          (i) Death or Disability. In the event of Employee's Termination due to death or permanent disability, all Restrictions on the Restricted Stock shall lapse at the time of such Termination (i.e., none of the Restricted Stock will be forfeited). For purposes of this Agreement, the existence of a "permanent disability" shall be determined by, or in accordance with criteria and standards adopted by, the Committee.

          (ii) Termination Not for Cause. In the event of Employee's Termination due to involuntary termination by the Company for reasons other than "Cause," the Restrictions on those shares of Restricted Stock as to which Restrictions would have lapsed at the next anniversary of the Date of Grant in the absence of a Termination (but disregarding any other event occurring prior to that next anniversary date) will lapse on an accelerated basis at the time of such Termination (i.e., if Termination is more than two (2) years after the Date of Grant, one additional tranche of the Restricted Stock will become non-forfeitable), so those shares of Restricted Stock will not be forfeited, and the other shares of Restricted Stock as to which Restrictions have not lapsed at or before such Termination (i.e., any tranche as to which Restrictions would have lapsed at an anniversary of the Date of Grant after the next anniversary date) shall be forfeited at the time of such Termination.

          (iii) Definition of "Cause." For purposes of this Agreement, "Cause" shall mean Employee's chronic neglect, refusal or failure to fulfill his or her employment duties and responsibilities, other than for reasons of sickness, accident or other similar causes beyond Employee's control. Such neglect, refusal or failure shall be determined in the sole and reasonable judgment of the Committee.

          (iv) Retirement. In the event of Employee's Termination due to Retirement, Employee's Restricted Stock will not be forfeited upon such Retirement, but instead the Restrictions on Employee's Restricted Stock shall remain in effect until the earlier of the time such Restrictions lapse under Section 3(c) or 5(a) or Employee's death. During such post-Retirement period in which the Restrictions remain in effect, the Restricted Stock shall be immediately forfeited if Employee: (A) directly or indirectly owns any equity or proprietary interest in (except for ownership of shares in a publicly traded company not exceeding five percent of any class of outstanding securities), or is an employee, agent, director, advisor, or consultant to or for, any Competitor (as defined below) of the Company in the United States, whether on his or her own behalf or on behalf of any person, in the procuring, sale, marketing, promotion, or distribution of any product or product lines competitive with any product or product lines of the Company at the time of Employee's Retirement, or if Employee assists in, manages, or supervises any of the foregoing activities, or (B) undertakes any action to induce or cause any supplier to discontinue any part of its business with the Company, or (C) attempts to induce any merchant, buyer, or manager or higher level employee of the Company to terminate his or her employment with the Company, or (D) discloses confidential or



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     proprietary information of the Company to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, or make use of any such information for his or her own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to administrative or legal process. For purposes of this Agreement, "Retirement" shall mean a retirement at or after Employee has attained age 62, and "Competitor" shall mean (a) at any time only a chain of retail stores with 50 or more store locations; provided, however, that the average square footage of the chain's stores is less than 15,000 square feet, or
     (b) a chain of retail stores with 100 or more store locations (without regard to square footage) whose gross revenues in plus size women's apparel (sizes 14 - 34) exceed 5% of its total gross revenues.

     (c) Expiration of Restrictions. Unless the Restrictions on Restricted Stock lapse earlier under Section 3(b) or 5(a), the Restrictions shall lapse as to thirty-three (33%) percent of the total number of shares of Restricted Stock on the third anniversary of the Date of Grant, an additional thirty-three (33%) percent of the total number of shares of Restricted Stock on the fourth anniversary of the Date of Grant and the remaining thirty-four (34%) percent of the total number of shares of Restricted Stock on the fifth anniversary of the Date of Grant. Upon expiration of the Restrictions on any Restricted Stock, the Company shall promptly deliver to Employee one or more certificates representing such Shares (which shall no longer be deemed to be Restricted Stock), with any legend referring to the Restrictions removed from such certificate(s), or shall cause such Shares to be delivered to a broker or bank which maintains an account for Employee or Employee's designee, for deposit to such account, or shall make delivery of such Shares by other reasonable means determined by the Committee.

     (d) Certificates Representing Restricted Stock. Restricted Stock shall be evidenced by issuance of one or more certificates in the name of Employee, bearing an appropriate legend referring to the terms, conditions, and Restrictions applicable hereunder. Unless otherwise determined by the Committee, such certificates shall remain in the physical custody of the General Counsel of the Company or his designee until such time as the Restrictions on such shares have lapsed. In addition, Restricted Stock shall be subject to such stop-transfer orders and other restrictive measures as the General Counsel of the Company shall deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of the Nasdaq National Market System or any national securities exchange on which Common Stock is then quoted or listed, or to implement the Restrictions, and the General Counsel may cause a legend or legends to be placed on any such certificates to make appropriate reference to the Restrictions.

     (e) Stock Powers. Employee agrees to execute and deliver to the Company one or more stock powers, in such form as may be specified by the General Counsel, authorizing the transfer of the Restricted Stock to the Company, at the Date of Grant of the Restricted Stock or upon request at any time thereafter.

4. Dividends and Distributions.

     Unless otherwise determined by the Committee, payment of all dividends and distributions on the Restricted Stock which would otherwise be payable to the Employee when, as, and if declared and paid on Shares, shall be deferred until and payable to the Employee when, as and if the Restrictions on the Restricted Stock lapse under Sections 3(a), 3(b), 3(c) or 5(a) in the same proportion that the number of shares of Restricted Stock as to which the Restrictions have lapsed bears to the total number of shares of Restricted Stock. Unless otherwise determined by the Committee, all dividends and distributions referred to in the immediately preceding sentence, other than regular quarterly cash dividends (if any), shall be deemed reinvested in additional Restricted Stock at the Fair Market Value of Shares on the date when such dividends and distributions would be paid on Shares and such additional Restricted Stock shall be subject to the same Restrictions as apply to the original Restricted Stock. No interest will be credited on any cash amount (if any) of such dividends payable at the time of lapse of the Restrictions. Such Restrictions shall lapse as to the shares of additional Restricted Stock in the same proportion that the number of shares of original Restricted Stock as to which the Restrictions have lapsed bears to the total number of shares of original Restricted Stock.





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5. Change of Control Provisions.

     (a) Acceleration of Expiration of Restrictions. In the event of a Change of Control at a time that Employee is employed by the Company or any of its subsidiaries (or simultaneously with Employee's Termination) and after the date of grant of the Restricted Stock, the Restrictions on the Restricted Stock shall lapse immediately prior to the Change of Control.

     (b) Definitions of Certain Terms. For purposes of this Agreement, the following definitions shall apply:

          (1) "Beneficial Owner," "Beneficially Owns," and "Beneficial Ownership" shall have the meanings ascribed to such terms for purposes of
     Section 13(d) of the Exchange Act and the rules thereunder, except that, for purposes of this Section 5, "Beneficial Ownership" (and the related terms) shall include Voting Securities that a Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options, or otherwise, regardless of whether any such right is exercisable within 60 days of the date as of which Beneficial Ownership is to be determined.

          (2) "Change of Control" means and shall be deemed to have occurred if

               (i) any Person, other than the Company or a Related Party, acquires directly or indirectly the Beneficial Ownership of any Voting Security of the Company and immediately after such acquisition such Person has, directly or indirectly, the Beneficial Ownership of Voting Securities representing 20 percent or more of the total voting power of all the then-outstanding Voting Securities; or

               (ii) those individuals who as of the Date of Grant constitute the Board or who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the Date of Grant or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or

               (iii) there is consummated a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding Voting Securities, or an acquisition of securities or assets by the Company (a "Transaction"), other than a Transaction which would result in the holders of Voting Securities having at least 80 percent of the total voting power represented by the Voting Securities outstanding immediately prior thereto continuing to hold Voting Securities or voting securities of the surviving entity having at least 60 percent of the total voting power represented by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such Transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered; or

               (iv) there is implemented or consummated a plan of complete liquidation of the Company or sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in Related Parties owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

          (3) "Person" shall have the meaning ascribed for purposes of Section 13(d) of the Exchange Act and the rules thereunder.

          (4) "Related Party" means (i) a majority-owned subsidiary of the Company; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities;


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     or (iv) if, prior to any acquisition of a Voting Security which would result in any Person Beneficially Owning more than ten percent of any outstanding class of Voting Security and which would be required to be reported on a Schedule 13D or an amendment thereto, the Board approved the initial transaction giving rise to an increase in Beneficial Ownership in excess of ten percent and any subsequent transaction giving rise to any further increase in Beneficial Ownership; provided, however, that such Person has not, prior to obtaining Board approval of any such transaction, publicly announced an intention to take actions which, if consummated or successful (at a time such Person has not been deemed a "Related Party"), would constitute a Change of Control.

          (5) "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

6. Tax Withholding.

     Employee agrees to remit to the Company and any subsidiary, and authorizes the Company and any subsidiary to deduct from any payment to be made to Employee hereunder if such remittance has not been made, any amount that federal, state, local, or foreign tax law requires to be withheld with respect to the Restricted Stock or lapse of restrictions thereon. Unless otherwise determined by the Board or Committee, unless the Employee has made other arrangements satisfactory to the Company to provide for payment of mandatory withholding taxes in advance of the applicable date on which the risk of forfeiture is to lapse (by such deadline as the Company may specify), the Company will withhold from the number of Shares as to which the risk of forfeiture is then to lapse a number of whole shares up to but not exceeding that number which has a Fair Market Value nearest to but not exceeding the amount of federal, state and local taxes required to be withheld as a result of the lapse of such risks of forfeiture. The Employee may elect such other methods of satisfying such withholding obligation as may be permitted under rules and regulations adopted by the Committee and in effect at the time of the lapse of such risks of forfeiture, which may include the surrender of shares of the Company's common stock owned separately by Employee. In the case of the withholding or surrender of Shares to pay withholding taxes, the Shares withheld or the shares surrendered will be valued at the Fair Market Value determined in accordance with procedures for valuing shares as set forth in rules and regulations adopted by the Committee and otherwise in effect at the time of lapse of such risks of forfeiture.

7. Deferred Compensation Plan.

     Notwithstanding the foregoing, if Employee elects to defer any of the Restricted Stock pursuant to the Charming Shoppes Variable Deferred Compensation Plan for Executives, or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan shall govern the timing of payment of vested Restricted Stock and dividend equivalents. The Company and Employee acknowledge and agree that if any provisions of this Agreement are subject to section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company and Employee may take such actions as they mutually deem appropriate to modify the terms of this Agreement so as to comply with section 409A of the Code.













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8. Miscellaneous.

     This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock granted hereby, and supersedes any prior agreements or documents with respect to such Restricted Stock. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Employee with respect to the Restricted Stock shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company (if subject to such an additional obligation) and by Employee (if Employee's rights are materially and adversely affected).

                                                          CHARMING SHOPPES, INC.


                                                   BY:__________________________
                                                            (Authorized Officer)


                                                                       EMPLOYEE:


                                                      __________________________







Attachments:      2004 Stock Award and Incentive Plan
                  Form of Stock Power










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                                   STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Charming Shoppes, Inc. __________ shares of Common Stock, $0.10 par value per share, of Charming Shoppes, Inc., a Pennsylvania corporation (the "Corporation"), registered in the name of the undersigned on the books and records of the Corporation, and does hereby irrevocably constitute and appoint Colin D. Stern and Anthony A. DeSabato, and each of them, attorneys, to transfer the Common Stock on the books of the Corporation, with full power of substitution in the premises.



                                              __________________________________





                                              Date:_____________________________
















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